UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 11, 2019

Newmont Mining Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 11, 2019, Newmont Mining Corporation, a Delaware Company (“Newmont” or the “Company”), held a special meeting of stockholders.  There were 532,669,445 shares of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, of which 415,964,915 shares were present in person or represented by proxy, which represented 78.09% of the shares entitled to be voted and therefore a quorum was present.  At the special meeting, the Company’s stockholders voted (i) to approve an amendment and restatement of the Company’s Restated Certificate of Incorporation to increase Newmont’s authorized shares of common stock from 750,000,000 shares to 1,280,000,000 shares (the “amendment proposal”), (ii) to approve the issuance of shares of the Company’s common stock to shareholders of Goldcorp Inc. (“Goldcorp”) in connection with an arrangement agreement (the “arrangement agreement”) entered into by Newmont and Goldcorp on January 14, 2019, which was subsequently amended on February 19, 2019  (the “share issuance proposal”) and (iii) to approve one or more adjournments of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the amendment proposal or the share issuance proposal (the “adjournment proposal”).

The amendment proposal and the share issuance proposal were approved and although sufficient votes were received to approve the adjournment proposal, an adjournment of the special meeting was not necessary due to the approval of the amendment proposal and the share issuance proposal.

The voting results were as follows:

Proposal #1—The amendment proposal

		% of issued and outstanding common stock
Votes For	407,590,740	76.52%
Votes Against	6,611,912	1.24%
Abstentions	1,762,263	0.33%
Broker Non-Votes	—	—

Proposal #2—The share issuance proposal

		% of votes cast on the Proposal
Votes For	408,946,490	98.31%
Votes Against	5,228,391	1.26%
Abstentions	1,790,034	0.43%
Broker Non-Votes	—	—

Proposal #3—The adjournment proposal

		% of votes cast on the Proposal
Votes For	371,410,021	89.69%
Votes Against	42,707,501	10.31%
Abstentions	1,847,393	—
Broker Non-Votes	—	—

For a more complete description of each of the proposals voted on, including information on the required vote and quorum for the special meeting, please refer to Newmont’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on Schedule 14A on March 11, 2019.

Item 8.01. Other Events.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2019, the board of directors of Newmont declared a one-time special dividend of $0.88 per share of common stock (the “special dividend”), conditional upon approval of the proposed business combination between Newmont and Goldcorp (the “proposed Newmont Goldcorp transaction”) by their respective shareholders.  On April 11, 2019, the conditions to the special dividend were satisfied upon the receipt of approval by Newmont’s and Goldcorp’s shareholders of the resolutions considered at their shareholder meetings on April 11 and April 4, 2019, respectively. Accordingly, the special dividend will be paid on May 1, 2019 to Newmont shareholders of record as of April 17, 2019 (the “record date”). The special dividend will be paid to the holders of Newmont’s currently outstanding shares as of the record date, and not in respect of shares to be issued in connection with the proposed Newmont Goldcorp transaction.

On April 11, 2019, the Company issued a press release announcing that the stockholders of the Company approved the amendment proposal and the share issuance proposal at its special shareholder meeting held the same day.  A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this Current Report on Form 8-K may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp and the expected terms, timing and closing of the proposed Newmont Goldcorp transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and savings; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed Newmont Goldcorp transaction; the risk associated with the timing of the closing of the proposed Newmont Goldcorp transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed Newmont Goldcorp transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed Newmont Goldcorp transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the SEC as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Goldcorp outside of this Current Report on Form 8-K. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Newmont outside of this Current Report on Form 8-K. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Mining Corporation

Date: April 11, 2019	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary